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                                                                   EXHIBIT 10.28
                                  AMENDMENT TO
                            STOCK PURCHASE AGREEMENT
                            ------------------------


     This Amendment to Stock Purchase Agreement (the "Amendment") dated as of June 26, 2003 by and among Calton, Inc., a New Jersey corporation (the "Company"), and each of Anthony J. Caldarone, John G. Yates, Maria F. Caldarone and Laura A. Camisa (each a "Buyer" and collectively the "Buyers").

     WHEREAS, the Company and the Buyers have entered into that certain Stock Purchase Agreement dated as of June 26, 2003 (the "Stock Purchase Agreement");

     WHEREAS, it was the intention of the Company and the Buyers that the purchase price of the Common Stock set forth in the Stock Purchase Agreement be not less than the greater of the book value and the market price of the Common Stock as of the date of the Stock Purchase Agreement, as each of such prices is determined pursuant to the policies and procedures of the American Stock Exchange;

     WHEREAS, in order to adhere to the Listing Standards, Policies and Requirements of the American Stock Exchange, the parties hereto wish to amend the purchase price of the Common stock set forth in the Common Stock, retroactive to the date of the Stock Purchase Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and of other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT OF SECTION 1. Section 1 of the Stock Purchase Agreement is hereby amended to change the reference to $.22 per share to $.24 per share.

2. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused this Amendment to be executed by their duly authorized corporate officers as of this 14th day of August, 2003 to be effective retroactive to June 26, 2003.

                                      CALTON, INC.


                                  By:
                                      ---------------------------------------
                                Name: Thomas C. Corley
                                itle: Treasurer and Chief Financial Officer


                                      ---------------------------------------
                                      Anthony J. Caldarone


                                      ---------------------------------------
                                      John G. Yates


                                      ---------------------------------------
                                      Maria F. Caldarone


                                      ---------------------------------------
                                      Laura A. Camisa





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